PLAN OF EXCHANGE

BY WHICH

PROTEXT MOBILITY, INC.

(a Delaware Corporation)

SHALL ACQUIRE

PLANDAÍ BIOTECHNOLOGY SOUTH AFRICA (PTY) LTD

(a South African Company)

THIS PLAN OF EXCHANGE (the “Agreement” or “Plan of Exchange”) is made and dated as of this 31st day of December 2016, and is intended to supersede all previous oral or written agreements, if any, between the parties, with respect to its subject matter. This Agreement anticipates that extensive due diligence shall have been performed by both parties. All due diligence shall have been completed by the Parties no later than January 31st, 2016.

RECITALS

1.

The Parties to this Agreement: Protext Mobility, Inc. ("TXTM"), a Delaware corporation and Plandaí Biotechnology South Africa (Pty) Ltd. (“PLSA”), a South African corporation, and Plandaí Biotechnology, Inc. ("Selling Shareholder").

1.1.

The Capital of TXTM consists of 10,000,000,000 authorized shares of Common Stock, par value $0.0001, of which 1,946,690,324 shares are issued and outstanding (“Common Stock”), and 25,000,000 authorized shares of Preferred Stock (of which 9,550,055 are outstanding), par value of $0.001, of which 100,000 shares are issued and outstanding (as amended), 550,055 shares are issued and outstanding as Class B Preferred, and 9,000,000 shares are issued and outstanding as Class C Preferred.  Each share of Class C has voting rights attached of 200 common shares on all matters (“Preferred Stock”).

1.2.

The Capital of PLSA consists of 1,000 authorized shares, of which 100 shares are issued and outstanding, which for the purposes of this agreement shall be referred to as “Capital Shares”.

2.

Transaction Descriptive Summary: TXTM desires to acquire PLSA and PLSA shareholders desire that PLSA be acquired by TXTM.  TXTM will acquire 100% of the Capital Shares of PLSA in exchange for an issuance by TXTM of 100,000 new shares of Class D Preferred Stock of TXTM to Selling Shareholders. The above purchase and issuance will give Selling Shareholders a total of 100,000 shares of Series D Preferred Stock, or a 'controlling interest' in TXTM representing approximately 75% of the voting rights on a fully diluted basis.  The transaction will not immediately close but shall be conditioned upon (1) TXTM eliminating or renegotiating on terms satisfactory to Selling Shareholders all known or potential liabilities of TXTM as of the closing date, including, but not limited to, any notes payable, loans payable, accounts payable and accrued expenses, accrued payroll and compensation, as well as any liabilities shown on listed on Schedule 3, attached hereto, with the exception of those listed on Schedule A, attached hereto, and the Selling Shareholders acknowledge that they will be fully responsible for any unknown or undisclosed liabilities up until transfer of control under this Plan of Exchange; (2) the issuance of all Preferred shares of TXTM to Selling Shareholders, which should take no longer than 5 business days, (3) the resignation of the Board of Directors and Officers of TXTM and appointment of their successor(s) as designated by PLSA.  The parties intend that the transactions qualify and meet the Internal Revenue Code requirements for a tax free reorganization, in which there is no corporate gain or loss recognized by the parties, with reference to Internal Revenue Code (IRC) sections 354 and 368.

3.

SEC compliance and public notification. TXTM shall, at its sole cost and expense prior to Closing, (a) prepare and file with the Securities and Exchange Commission ("SEC") and OTCMarkets.com all filings required to be made in connection with this Agreement or the transactions to be completed pursuant to this Agreement; and (b) make all notifications to shareholders or federal, state and local government agencies required by law or regulation or otherwise appropriate in connection with this Agreement or the transactions to be completed pursuant to this Agreement.

4.

Delaware compliance.  Articles of Exchange are required to be filed by Delaware law as the last act to make the plan of exchange final and effective under Delaware law. PLSA shall file the Articles of Exchange in accordance with Delaware Law, and TXTM shall file the Articles of Exchange in accordance with Delaware Law.

5.

Audited Financial Statements. Not more than 71 days after the Closing, PLSA shall at its sole cost and expense provide to TXTM audited financial statements of PLSA for 2015 and 2016 ("Audit Report"). The Audit Report shall be performed by an accounting firm registered with the Public Company Accounting Oversight Board

PLAN OF EXCHANGE

1.

Conditions Precedent to Closing.

The obligation of the parties to consummate the transactions contemplated herein are subject to the fulfillment or waiver prior to the closing of the following conditions precedent:

1.1.

Shareholder/Member Approval. PLSA and TXTM shall have secured the approvals of their members and shareholders, respectively for this transaction, if required, in accordance with the laws of their place of organization or incorporation and their constituent documents.

1.2.

Board of Directors. The Board of Directors of TXTM shall have approved the transaction and this agreement, in accordance with the laws of its place of incorporation and its constituent documents.

1.3.

Due Diligence Investigation. Each party shall have furnished to the other party all corporate and financial information which is customary and reasonable, to conduct its respective due diligence, normal for this kind of transaction. If either party determines that there is a reason not to complete the Plan of Exchange as a result of their due diligence examination, then they must give written notice to the other party prior to the expiration of the due diligence examination period. The due diligence period, for purposes of this paragraph, shall have expired on December 31st, 2016.

1.4.

The rights of dissenting shareholders/Members, if any, of each party shall have been satisfied and the Board of Directors or Managers of each party shall have determined to proceed with the Plan of exchange.

1.5.

All of the terms, covenants and conditions of the Plan of exchange to be complied with or performed by each party before Closing shall have been complied with, performed or waived in writing;

1.6.

Delivery of Audited Financial Statements.   PLSA shall have delivered to TXTM audited financial statements and an audit report thereon for the years ended December 31, 2015 and 2016 within 71 days after the Closing. Any required audits shall be prepared by a PCAOB member audit firm in accordance with U.S. GAAP at PLSA’s expense.

1.7.

The representations and warranties of the parties, contained in the Plan of exchange, as herein contemplated, except as amended, altered or waived by the parties in writing, shall be true and correct in all material respects at the Closing with the same force and effect as if such representations and warranties are made at and as of such time; and each party shall provide the other with a certificate, certified either individually or by an officer,  dated as of the Closing Date, to the effect, that all conditions precedent have been met, and that all representations and warranties of such party are true and correct as of that date. The form and substance of each party's certification shall be in form reasonably satisfactory to the other.

1.7.1.

TXTM Representations and Warranties. To induce PLSA and each of Selling Shareholders to enter into this transaction and intending for them to rely on them, TXTM represents and warrants that as of the signing of this Agreement and the date of Closing:

a.

TXTM is, or will be prior to Closing, a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby and thereby and to perform all the terms and conditions hereof and thereof to be performed by it.

b.

TXTM has the power and authority (including full corporate power and authority) to execute and deliver this Agreement and to perform its or his obligations hereunder. All corporate actions or proceedings to be taken by or on the part of TXTM to authorize and permit the due execution and valid delivery of this Agreement and the transactions contemplated hereunder have been or will have been prior to the Closing duly and properly taken. This Agreement has been duly executed and validly delivered by TXTM and constitutes the legal, valid and binding obligation of each of them enforceable in accordance with its terms and conditions.

c.

The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereunto will not (with or without the giving of notice or the lapse of time, or both) (i) violate any provision of the charter or bylaws of TXTM, (ii) violate, or, require any consent, authorization or approval of, or exemption by, or filing under any provision of any law, statute, rule or regulation to which TXTM is subject, (iii) violate any judgment, order, writ or decree of any court applicable to TXTM, or (iv) result in a breach of, or constitute a default under any contract, agreement or instrument to which TXTM is a party.

d.

TXTM has the authority to issue up to 10,000,000,000 shares of Common Stock, par value $0.001, and up to 25,000,000 shares of preferred stock, par value $0.001. TXTM has 100,000 shares of Class A (as amended), 550,055 shares of Class B, and 9,000,000 shares of Class C preferred stock outstanding.  Each share of Series C has voting rights attached of 200 common share on all matters;

e.

Not more than 2,000,000,000shares of Common Stock in TXTM, nor more than 10,000,000 shares of Preferred Stock in TXTM, are issued and are outstanding.  Any issuances of Capital Stock of any class or series by TXTM prior to Closing shall be approved by PLSA, except for 100,000 Series A, as amended, which shall be issued immediately.

f.

Other than as set forth above, there are no preemptive rights, options warrants, conversion privileges or other rights or agreements presently outstanding for the purchase or acquisition from TXTM of any of its authorized but unissued stock of any class;

g.

After the transactions contemplated by this Agreement, Selling Shareholders shall, as a group, control voting rights equal to approximately 75% of the then issued and outstanding shares of TXTM common stock;

h.

TXTM represents and warrants that no shareholders of TXTM stock are entitled to dissenter’s rights under the pertinent laws in the State of Delaware in connection with any of the transactions contemplated under this Agreement, and if this representation is inaccurate, TXTM shall have satisfied and paid any such obligations in full;

i.

All known or potential liabilities of TXTM, including, but not limited to, any notes payable, loans payable, accounts payable and accrued expenses, accrued payroll and compensation, as well as any liabilities shown on its last quarterly report filed with OTCMarkets.com, shall have been settled in full prior to Closing except as set forth on Schedule 1.7.1 (i).

j.

The TXTM Shares shall be fully paid and non-assessable and free of all liens and encumbrances.

k.

Upon issuance of the shares, PLSA Members will acquire good title to the TXTM Shares free and clear of all liens, claims, options, proxies, voting agreements, charges or encumbrances of whatever nature affecting them.

l.

The business and financial information about TXTM that has been disclosed is true and correct in all material respects.

m.

There is no action, suit, investigation, claim, arbitration or litigation pending or threatened against TXTM, except as disclosed on Schedule 1.7.1 (m)

n.

These representations shall survive closing and remain effective for two years after Closing.

1.7.2.

Representations of PLSA and Selling Shareholders.  To induce TXTM to enter into this transaction and intending for them to rely on them, PLSA and Selling Shareholders represent and warrant that as of the signing of this Agreement and the date of Closing:

a.

PLSA is a limited liability company duly organized, validly existing and in good standing under the laws of South Africa, and has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby and thereby and to perform all the terms and conditions hereof and thereof to be performed by it.

b.

PLSA and Selling Shareholders have the power and authority (including full corporate power and authority) to execute and deliver this Agreement and to perform its or their obligations hereunder.  All corporate actions or proceedings to be taken by or on the part of PLSA and/or Selling Shareholders to authorize and permit the due execution and valid delivery of this Agreement and the transactions contemplated hereunder have been or will have been prior to the Closing duly and properly taken.  This Agreement has been duly executed and validly delivered by PLSA and Selling Shareholders and constitutes the legal, valid and binding obligation of each of them enforceable in accordance with its terms and conditions.

c.

 The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereunto will not (with or without the giving of notice or the lapse of time, or both) (i) violate any provision of the Articles of Organization, Amended and Restated Operating Agreement or other governing document of PLSA, (ii) violate, or, require any consent, authorization or approval of, or exemption by, or filing under any provision of any law, statute, rule or regulation to which PLSA and Selling Shareholders are subject, (iii) violate any judgment, order, writ or decree of any court applicable to PLSA and Selling Shareholders, or (iv) result in a breach of, constitute a default under any contract, agreement or instrument to which PLSA and Selling Shareholders are a party.

d.

Selling Shareholders are the beneficial owners of 100% of the issued and outstanding equity shares in PLSA and have good and marketable title to those equity shares free and clear of any liens or encumbrances, claims, options, voting agreement or charges.

e.

The business and financial information about PLSA that has been disclosed is true and correct in all material respects.

f.

There is no action, suit, investigation, claim, arbitration or litigation pending or threatened against PLSA or any of Selling Shareholders.

g.

These representations shall survive closing and remain effective for two years after Closing.

2.

Conditions Concurrent and Subsequent to Closing.

2.1.

Delivery of Capital Shares of PLSA.  Immediately upon the Closing, TXTM shall have 100% of the beneficial interest of PLSA.

2.2.

Officer and Director Appointments.   At Closing, the current Board of Directors of TXTM shall appoint such director nominees as may be designated by Selling Shareholders to fill vacancies on the Board of Directors of TXTM. In addition, at closing all officers of TXTM shall tender their resignations to the Board of Directors, and new officers of TXTM shall be appointed by the newly appointed Board of Directors of TXTM.  All such director and officer resignations shall be disclosed to OTCMarkets.com if and as required.

2.3.

PLSA Obligations.  Prior to Closing, PLSA shall provide a listing of assets which shall include all license agreements and a commitment of production allocation from Plandaí Biotechnology, Inc.

3.

Plan of Exchange

3.1.

Exchange and Reorganization: TXTM and PLSA shall be hereby reorganized, such that TXTM shall acquire 100% the Capital Shares of PLSA, and PLSA shall become a wholly-owned subsidiary of TXTM.  PLSA shall be the surviving entity for reporting and accounting purposes. This transaction is intended to be a tax-free exchange.

3.2.

Issuance of Common Stock and Transfer of Membership Units: At the Closing, TXTM shall issue 100,000 new shares of Class D Preferred Stock of TXTM to Selling Shareholders.

3.3.

Closing/Effective Date: The Plan of Exchange shall become effective immediately upon execution by the parties hereto and the filing of Articles of Exchange, if applicable under State Law.  Closing shall occur after all conditions of closing have been met or are waived by the parties, as evidenced by delivery of the certificate discussed in section 1.7 hereof, but in no event shall Closing occur later than January 10, 2017. On or before Closing, TXTM shall deliver to PLSA, as applicable, the following: (a) a duly executed copy of this Agreement, (b) the certificates discussed in Section 1.7 duly executed by an authorized TXTM representative, certifying that all conditions have been met or waived and affirming the representations made herein as true and correct, (c) stock certificates as directed herein, (d) copies of all note payable and debt cancellation, assignment, or restructuring instruments; and PLSA and/or the Selling Shareholders, as applicable, on or before Closing, shall deliver the following to TXTM: (a)  a duly executed copy of this Agreement, (b) the certificates discussed in Section1.7 duly executed by an authorized PLSA representative and each Selling Shareholder, certifying that all conditions have been met or waived and affirming the representations made herein as true and correct, (c) security ownership assignments from each of the Selling Shareholders assigning their respective interests in PLSA.

3.4.

Surviving Corporations: Both parties hereto shall survive the exchange and reorganization herein contemplated and shall continue to be governed by the laws of their respective jurisdiction of incorporation.

3.5.

Rights of Dissenting Shareholders/Members: Each Party is the entity responsible for the rights of its own dissenting shareholders/members, if any.

3.6.

Service of Process and Address: Each corporation shall continue to be amenable to service of process in its own jurisdiction, exactly as before this acquisition.  The address of TXTM is 2255 Glades Rd. Suite 324A, Boca Raton, FL. 33431. The address of PLSA is 9 Palm Street, White River 1240 Mpumalanga, South Africa.  The address of TXTM will be changed, according to the instruction of PLSA.

3.7.

Surviving Articles of Incorporation: The Articles of Incorporation of TXTM and the operating agreement of PLSA shall remain in full force and effect, unchanged.

3.8.

Surviving By-Laws: the By-Laws of TXTM shall remain in full force and effect, unchanged.

3.9.

Further Assurance, Good Faith and Fair Dealing: the Selling Shareholders and the Directors of TXTM shall execute and deliver any and all necessary documents, acknowledgments and assurances and do all things proper to confirm or acknowledge any and all rights, titles and interests created or confirmed herein; and both companies covenant expressly hereby to deal fairly and in good faith with each other and each other’s shareholders. In furtherance of the parties desire, as so expressed, and to encourage timely, effective and businesslike resolution the parties agree that any dispute arising between them, capable of resolution by arbitration, shall be submitted to binding arbitration. As a further incentive to private resolution of any dispute, the parties agree that each party shall bear its own costs of dispute resolution and shall not recover such costs from any other party.

3.10.

General Mutual Representations and Warranties. The purpose and general import of the Mutual Representations and Warranties are that each party has made appropriate full disclosure to the others, that no material information has been withheld, and that the information exchanged is accurate, true and correct. These warranties and representations are made by each party to the other, unless otherwise provided in this agreement, and they speak and shall be true immediately before Closing.

3.10.1.

Organization and Qualification. Each party is duly organized and in good standing, and is duly qualified to conduct any business it may be conducting, as required by law or local ordinance.

3.10.2.

Corporate Authority. Each party has corporate authority, under the laws of its jurisdiction and its constituent documents, to do each and every element of performance to which it has agreed, and which is reasonably necessary, appropriate and lawful, to carry out this Agreement in good faith.

3.10.3.

Ownership of Assets and Property. Each party has lawful title and ownership of it property as reported to the other, and as disclosed in its financial statements.

3.10.4.

Absence of Certain Changes or Events. Each party has not had any material changes of circumstances or events which have not been fully disclosed to the other party, and which, if different than previously disclosed in writing, have been disclosed in writing as currently as is reasonably practicable.  Specifically, and without limitation:

3.10.4.1.

the business of each party shall be conducted only in the ordinary and usual course and consistent with its past practice, and neither party shall purchase or sell (or enter into any agreement to so purchase or sell) any properties or assets or make any other changes in its operations, respectively, taken as a whole, or provide for the issuance of, agreement to issue or grant of options to acquire any shares, whether common, redeemable common or convertible preferred, in connection therewith;

3.10.4.2.

Except as set forth in this Plan of Exchange, neither party shall (i) amend its Articles of Incorporation or By-Laws, (ii) change the number of authorized or outstanding shares of its capital stock (except for Series A Convertible Preferred Stock, as amended), or (iii) declare, set aside or pay any dividend or other distribution or payment in cash, stock or property to the extent that which might contradict or not comply with any clause or condition set forth in this Plan of Exchange;

3.10.4.3.

Except as set forth in this Plan of Exchange, neither party shall (i) issue, grant or pledge or agree or propose to issue, grant, sell or pledge any shares of, or rights of any kind to acquire any shares of, its capital stock, (ii) incur any indebtedness other than in the ordinary course of business, (iii) acquire directly or indirectly by redemption or otherwise any shares of its capital stock of any class or (iv) enter into or modify any contact, agreement, commitment or arrangement with respect to any of the foregoing;

3.10.4.4.

Except in the ordinary course of business, neither party shall (i) increase the compensation payable or to become payable by it to any of its officers or directors; (ii) make any payment or provision with respect to any bonus, profit sharing, stock option, stock purchase, employee stock ownership, pension, retirement, deferred compensation, employment or other payment plan, agreement or arrangement for the benefit of its employees (iii) grant any stock options or stock appreciation rights or permit the exercise of any stock appreciation right where the exercise of such right is subject to its discretion (iv) make any change in the compensation to be received by any of its officers; or adopt, or amend to increase compensation or benefits payable under, any collective bargaining, bonus, profit sharing, compensation, stock option, pension, retirement, deferred compensation, employment, termination or severance or other plan, agreement, trust, fund or arrangement for the benefit of employees, (v) enter into any agreement with respect to termination or severance pay, or any employment agreement or other contract or arrangement with any officer or director or employee, respectively, with respect to the performance or personal services that is not terminable without liability by it on thirty days notice or less, (vi) increase benefits payable under its current severance or termination, pay agreements or policies or (vii) make any loan or advance to, or enter into any written contract, lease or commitment with, any of its officers or directors;

3.10.4.5.

Neither party shall assume, guarantee, endorse or otherwise become responsible for the obligations of any other individual, firm or corporation or make any loans or advances to any individual, firm or corporation, other than obligations and liabilities expressly assumed by the other that party;

3.10.4.6.

Neither party shall make any investment of a capital nature either by purchase of stock or securities, contributions to capital, property transfers or otherwise, or by the purchase of any property or assets of any other individual, firm or corporation.

3.10.5.

Absence of Undisclosed Liabilities. Each party has, and has no reason to anticipate having, any material liabilities which have not been disclosed to the other, in the financial statements or otherwise in writing.

3.10.6.

Legal Compliance. Each party shall comply in all material respects with all Federal, state, local and other governmental (domestic or foreign) laws, statutes, ordinances, rules, regulations (including all applicable securities laws), orders, writs, injunctions, decrees, awards or other requirements of any court or other governmental or other authority applicable to each of them or their respective assets or to the conduct of their respective businesses, and use their best efforts to perform all obligations under all contracts, agreements, licenses, permits and undertaking without default.

3.10.7.

Legal Proceedings. Each party has no legal proceedings, administrative or regulatory proceeding, pending or suspected, which have not been fully disclosed in writing to the other.

3.10.8.

No Breach of Other Agreements. This Agreement, and the faithful performance of this agreement, will not cause any breach of any other existing agreement, or any covenant, consent decree, or undertaking by either, not disclosed to the other.

3.10.9.

Capital Stock. The issued and outstanding shares and all shares of capital stock of each party is as detailed herein, that all such shares are in fact issued and outstanding, duly and validly issued, were issued as and are fully paid and non-assessable shares, and that, other than as represented in writing, there are no other securities, options, warrants or rights outstanding, to acquire further shares of such corporation.

3.10.10.

Reports. TXTM shall, within 71 days of Closing, file all required, reports, schedules, forms, statements and other documents required to be filed by it with OTCMarkets.com since the date of its registration thereon (collectively, including all exhibits thereto, the "TXTM OTC Reports").  None of the TXTM OTC Reports previously filed, as of their respective dates, contained any untrue statements of material fact or failed to contain any statements which were necessary to make the statements made therein, in light of the circumstances, not misleading.  All of the TXTM OTC Reports, as of their respective dates (and as of the date of any amendment to the respective TXTM OTC Reports), complied as to form in all material respects with the applicable requirements of the OTC Markets and all applicable Laws and Regulations.

3.10.11.

Brokers' or Finder's Fees. Each party is unaware of any claims for brokers' fees, or finders' fees, or other commissions or fees, by any person not disclosed to the other, which would become, if valid, an obligation of either company.

3.11.

Miscellaneous Provisions

3.11.1.

Except as required by law, no party shall provide any information concerning any aspect of the transactions contemplated by this Agreement to anyone other than their respective officers, employees and representatives without the prior written consent of the other parties hereto. The aforesaid obligations shall terminate on the earlier to occur of (a) the Closing, or (b) the date by which any party is required under its articles or bylaws or as required by law, to provide specific disclosure of such transactions to its shareholders, governmental agencies or other third parties. In the event that the transaction does not close, each party will return all confidential information furnished in confidence to the other.  In addition, all parties shall consult with each other concerning the timing and content of any press release or news release to be issued by any of them.

3.11.2.

This Agreement may be executed simultaneously in two or more counterpart originals. The parties can and may rely upon facsimile signatures as binding under this Agreement, however, the parties agree to forward original signatures to the other parties as soon as practicable after the facsimile signatures have been delivered.

3.11.3.

If any provision of this Agreement or the application thereof to any person or situation shall be held invalid or unenforceable, the remainder of the Agreement and the application of such provision to other persons or situations shall not be effected thereby but shall continue valid and enforceable to the fullest extent permitted by law.

3.11.4.

No waiver by any party of any occurrence or provision hereof shall be deemed a waiver of any other occurrence or provision.

3.11.5.

The parties acknowledge that both they and their counsel have been provided ample opportunity to review and revise this agreement and that the normal rule of construction shall not be applied to cause the resolution of any ambiguities against any party presumptively. The Agreement shall be governed by and construed in accordance with the laws of the State of Florida.

4.

Termination. The Plan of exchange may be terminated by written notice, at any time prior to closing, (i) by mutual consent, (ii) by either party during the due diligence phase, (iii) by either party, in the event that the transaction represented by the anticipated Plan of exchange has not been implemented and approved by the proper governmental authorities 60 days from the date of this Agreement, or (v) by either party in the event that a condition of closing is not met by January 31, 2016. In the event that termination of the Plan of exchange by either or both, as provided above, the Plan of exchange shall forthwith become void and there shall be no liability on the part of either party or their respective officers and directors.

5.

Restricted Shares.  The parties acknowledge that all TXTM shares will be issued to PLSA/ Selling Shareholders as “restricted securities,” as that term is defined in Rule 144 promulgated under the Securities Act of 1933.

6.

Merger Clause.  This Plan of Exchange constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and such document supersedes all prior understandings or agreements between the parties hereto, whether oral or written, with respect to the subject matter hereof, all of which are hereby superseded, merged and rendered null and void.

7.

Amendments. This Agreement may be amended only by a written instrument signed by Purchaser and the Sellers.

8.

Severability. If any provision of this Agreement shall be declared void or unenforceable by any judicial or administrative authority, the validity of any other provision and of the entire Agreement shall not be affected thereby.

9.

Principles of Construction. (a) The headings in this Agreement are provided for convenience and do not affect its meaning. When used in this Agreement, the words “include,” “includes” and “including” are to be read as if they were followed by the phrase “without limitation.” Unless specified otherwise in this Agreement, any reference to an agreement means that agreement as amended or supplemented, subject to any restrictions on amendment contained in the applicable agreement. Unless specified otherwise, any reference to a statute or regulation means that statute or regulation as amended or supplemented from time to time and any corresponding provisions of successor statutes or regulations. If any date specified in this Agreement as a date for taking action falls on a day that is not a business day, then that action may be taken on the next business day. Unless specified otherwise, the words “party” and “parties” refer only to a named party to this Agreement.

(b) The parties have participated jointly with their respective counsel in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement is to be construed as if drafted jointly by the parties and there is to be no presumption or burden of proof favoring or disfavoring any party because of the authorship of any provision of this Agreement.

10.

Recitals.  The above recitals are true and correct and made a part hereof.

SIGNATURE PAGE FOLLOWS

IN WITNESS WHEREOF, The parties hereto, intending to be bound, hereby sign this Plan of Exchange below as of the date first written above.

PROTEXT MOBILITY, INC.

By: ____________________________

DAVID LEWIS, Interim Chief Executive Officer

PLANDAÍ BIOTECHNOLOGY SOUTH AFRICA (PTY) LTD.

By: ____________________________

ROGER BAYLIS-DUFFIELD, President

SELLING SHAREHOLDERS

____________________________ ROGER BAYLIS-DUFFIELD For: Plandaí Biotechnology, Inc.